Exhibit 4.16

06065 COMMON STOCK COMMON STOCK NUMBER SHARES TH PAR VALUE $.05 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA TENET HEALTHCARE CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 88036 40 7 This Certifies that SPECIMEN is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF Tenet Healthcare Corporation transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. COUNTERSIGNED AND REGISTERED: COMPUTERSHARE SHAREOWNER SERVICES LLC TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE Dated: [ILLEGIBLE] [ILLEGIBLE] VICE PRESIDENT DEPUTY GENERAL COUNSEL AND CORPORATE SECRETARY TENET HEALTHCARE CORPORATION * INCORPORATED NOV. 7, 1975 NEVADA PRESIDENT AND CHIEF EXECUTIVE OFFICER AMERICAN BANK NOTE COMPANY.

A copy of any statement of designations, preferences and relative, participating, optional or other special rights of any classes of stock or series thereof, and any qualifications, limitations or restrictions of such rights, will be furnished to any stock holder of the corporation upon request and without change by writing to the principal office of Tenet Healthcare Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT — .............Custodian................ TEN ENT — as tenants by the entireties (Cust) (Minor) JT TEN — as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act....................................... in common (State) UNIF TRF MIN ACT — ........Custodian (Until age...) (Cust) .......under Uniform Transfers (Minor) to Minors Act..................... (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.